Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Consolidated Resources Health Care Fund II (the “Partnership”) on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. McMullan, Principal Executive Officer and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the qualification noted below:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Partnership.

This certification is qualified by the fact that the Report was not filed within 45 days after the end of the Partnership’s quarter as required by General Instruction A to Form 10-Q.

Date: January 29, 2007	By:	/s/ John F. McMullan

John F. McMullan

Chief Financial Officer (chief executive officer and chief financial officer of the Partnership)

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